Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation, by reference in this Form S-8 Registration Statement of our report dated April 1, 2002, included in the GlobeTel Communications Corp. (f/k/a American Diversified Group, Inc.), Form 10-KSB for the year ended December 31, 2001, and to all references to our Firm included in this Form S-8 Registration Statement.


                                         ---------------------------------
                                         DOHAN AND COMPANY
                                         Certified Public Accountants


December 10, 2002


                                       8